UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 7, 2005
(Date of earliest event reported)

SEQUIAM CORPORATION
(Exact Name of Registrant as Specified in Charter)

California	333-45678	33-0875030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Sunport Lane
Orlando, Florida 32809
(Address of Principal Executive Offices)

(407) 541-0773
(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION
Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously reported on Sequiam Corporation’s (“Sequiam” or the “Company”) Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 10, 2005 (the “Current Report”), Sequiam acquired Constellation Biometrics Corporation, a Florida corporation (“Constellation”), effective May 31, 2005, pursuant to a stock purchase agreement dated May 31, 2005 by and among Sequiam, Constellation and the shareholders of Constellation.

As previously reported in the Current Report, Constellation was formed in December 2004 by certain principal equity holders of Sequiam for the specific purpose of acquiring, for the benefit of the Sequiam, all of the assets of Biometric Security (PTY) LTD. (a/k/a Secure Biometrics or Biometrics.co.za), a South African company (“Biometric Security”), engaged in the development, marketing and sale of biometric technology products. Biometric Security is now a wholly-owned subsidiary of Constellation as a result of the asset acquisition which was effected February 28, 2005 and is Constellation’s only asset. Accordingly, the audited financial statements of Aregee Investment No 105 (PTY) LTD, F/K/A Biometric Security (PTY) LTD are included in this report.

The Current Report provided further that as permitted by Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K, the Company would file the historical and pro forma financial statements required by such Items of Form 8-K pursuant to an amendment to the Current Report.

The Company is hereby filing this Amendment No. 1 to the Current Report to file as exhibits the required historical and pro forma financial statements required by Item 9.01 of Form 8-K.

SECTION 9 - FINANCIAL STATEMENTS

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

(i) The following audited financial statements of Aregee Investment No 105 (PTY) LTD, F/K/A Biometric Security (PTY) LTD are filed as required by Rule 3.05 (b) and Rule 3.05 (c) (which, permits the use of statements prepared and audited in accordance with foreign standards) of Regulation S-X, as promulgated pursuant to the Securities Act of 1933, as amended (the “Securities Act”) and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are attached as exhibit 99.2.

Audited Financial Statements:

A.	Balance Sheets as of February 28, 2005 and 2004.
B.	Income Statements for the years ended February 28, 2005 and 2004.
C.	Statements of Changes in Equity for the years ended February 28, 2005 and 2004.
D.	Cash Flow Statements for the years ended February 28, 2005 and 2004.
E.	Notes to Financial Statements

(ii) The following unaudited interim financial statements of Constellation Biometrics Corporation, are filed as required by Rule 3.05(b) of Regulation S-X, as promulgated pursuant to the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended, are attached as exhibit 99.3.

Unaudited Interim Financial Statements:

A.	Balance Sheet as of June 30, 2005.
B.	Statement of Operations for the Four Months Ended June 30, 2005.
C.	Statement of Cash Flows for the Four Months Ended June 30, 2005.

(b)	Pro Forma Financial Information.

The following unaudited pro forma financial information is filed as required by Article 11 of Regulation S-X, as promulgated pursuant to the Securities Act and the Exchange Act, and is attached as Exhibit 99.4. The following information should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, and Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2005.

Unaudited Pro Forma Condensed Combined Financial Statements of the Company and Constellation Biometrics Corporation

A.	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31,2004.
B.	Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 2005.
C.	Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2004.

(c)	Exhibits

4.1	*Stock Purchase Agreement, dated as of and effective May 31, 2005, by and among Sequiam Corporation, Constellation Biometrics Corporation, and the shareholders of Constellation Biometrics Corporation

4.2	*Common Stock Purchase Warrant, issued by Sequiam Corporation, in favor of Lee Harrison Corbin, Attorney-in-Fact for the Trust under the Will of John Svenningsen

10.1
*Promissory Note in the principal amount of $200,000, made on March 23, 2005 by Constellation Biometrics Corporation in favor of Lee Harrison Corbin, Attorney-in-Fact for the Trust under the Will of John Svenningsen (and assumed by Sequiam Corporation under that certain Stock Purchase Agreement dated as of and effective May 31, 2005 and referenced above)

10.2	*Asset Purchase Agreement by and between Constellation Biometrics Corporation and Biometric Security (PTY), LTD, dated effective as of February 28, 2005.

10.3	*Promissory Note dated February 28, 2005, in the principal amount of $440,000, made by Constellation Biometrics Corporation in favor of Biometric Security (PTY) LTD.

99.1	*Press Release dated June 9, 2005.99.1 Audited Financial Statements of Constellation Biometrics Corporation for the years ended December 31, 2001 and 2000.

99.2	Audited Financial Statements of Constellation Biometrics Corporation for the years ended February 28, 2005 and 2004.

99.3	Unaudited Interim Financial Statements of Constellation Biometrics Corporation for the Four Months ended June 30, 2005.

99.4	Unaudited Pro forma financial information.

* Filed as an exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 10, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEQUIAM CORPORATION

SEQUIAM CORPORATION
(Registrant)

Date: August 26, 2005
	By:	/s/ Mark L. Mroczkowski
Mark L. Mroczkowski
Senior Vice President and Chief Financial Officer